SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): May 20, 2005

                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)

          Texas                      0-4690                     74-2126975
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
 of incorporation)                                           identification no.)


                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000


Former name or former address, if changed since last report - Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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Item 5.04 Temporary  Suspension of Trading under  Registrant's  Employee Benefit
Plans.

On May 20, 2005, Financial Industries Corporation (the "Company") sent a notice to its directors and executive officers, informing them that the InterContinental Life Corporation Employees Savings and Investment Plan, a 401K plan established by a wholly-owned subsidiary of the Company (the "Plan") is changing its record keeper. As a result of this change, a blackout period with respect to the Plan will begin at 4:00 p.m. Eastern Time on Monday, June 20, 2005, and end on August 22, 2005. The Company received notice of the commencement of the blackout period, as required by Section 101(i)(2)(E) of the Employment Retirement Security Act of 1974.

During this blackout period, Plan participants will not be able to initiate a transfer from one investment option to another investment option, change ongoing contribution investment directions, obtain a loan, or obtain a distribution or withdrawal. In connection with the notice to Plan participants, directors and executive officers of the Company were notified that, during the blackout period, they are prohibited from purchasing, selling or otherwise acquiring or transferring equity securities of the Company. The notice to directors and executive officers was provided pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR ("Blackout Trading Restriction"). A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and ending dates of the blackout period, by contacting the Company's HR Department, 6500 River Place Boulevard, Bldg. One, Austin, Texas 78301, telephone: (512) 404-5120.


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Item 9.01Financial Statements and Exhibits.

     Exhibits.

     99.1 - Notice to Directors and Officers of Financial Industries Corporation dated May 20, 2005.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FINANCIAL INDUSTRIES CORPORATION




Date: May 23, 2005                   By:   /s/ J. Bruce Boisture
                                           _____________________________________
                                           President and Chief Executive Officer




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